SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 25, 2003

Date of Report
(Date of earliest event reported)

POET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28017	94-3221778

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1065 E. Hillsdale Blvd., Suite 205, Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 212-3100

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     On August 25, 2003, POET Holdings, Inc. issued an ad hoc notice (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing a significant customer order.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Text of ad hoc notice dated August 25, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2003

POET HOLDINGS, INC.

	By:	/s/ Ludwig Lutter

Name: Ludwig Lutter Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of ad hoc dated August 25, 2003.